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                                                               EXHIBIT 10.8

                          UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF NEW JERSEY

-----------------------------------

In re:                                       Civ. Action  No. 02-CV-01336 (JAP)

AREMISSOFT CORPORATION, a Delaware           Honorable Joel A. Pisano
corporation,
                  Debtor.                    Chapter 11

                                             Bankruptcy Case No. 02-32621 (RG)
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                  STIPULATION FOR SETTLEMENT AND MUTUAL RELEASE

         This Stipulation for Settlement and Mutual Release ("Stipulation") is made and entered as of the latest date appearing on the signature pages of this Stipulation, by and among AREMISSOFT CORPORATION ("AremisSoft"), a Delaware corporation; SOFTBRANDS, INC., ("SoftBrands"), a Delaware corporation; ESTAR-SOLUTIONS (AUST) PTY LTD, an Australian corporation and successor in interest of AREMISSOFT AUSTRALIA PTY. LIMITED, an Australian corporation; SOFTBRANDS HOSPITALITY, INC., a Delaware corporation ("SoftBrands Hospitality") f/k/a as Aremis Corporation and successor in interest of AREMISSOFT HOSPITALITY
(US), INC., a Delaware corporation ("AremisSoft Hospitality"); SOFTBRANDS INTERNATIONAL, INC., a Delaware corporation ("SoftBrands International") and successor in interest of AREMISSOFT (HK) CORPORATION LIMITED, a Hong Kong corporation; FOURTH SHIFT CORPORATION SDN BHD, a Malaysian corporation and successor in interest of AREMISSOFT HOSPITALITY (M) SDN. BHD. F/K/A IMPACT LEVEL
(M) SDN. BHD., a Malaysian corporation; AREMISSOFT NORWAY AS, a Norwegian corporation; FOURTH SHIFT SOUTH ASIA PACIFIC (S) PTE LTD, a Singapore corporation and successor in interest of AREMISSOFT HOSPITALITY (SINGAPORE) PTE LTD F/K/A LATIN AMERICA ONE PTE LTD, a Singapore corporation; AREMISSOFT HOSPITALITY (SWITZERLAND) GMBH, a Swiss corporation


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("AremisSoft Switzerland"); and SOFTBRANDS EUROPE LIMITED, a company organized under the laws of England and Wales ("SoftBrands Europe") and successor in interest of META Systems Hospitality (UK) Limited ("META Hospitality (UK)"), formerly known as AREMISSOFT HOSPITALITY (UK) LIMITED (AremisSoft, eStar-Solutions (Aust) Pty Ltd, SoftBrands Hospitality, SoftBrands International, Fourth Shift Corporation Sdn Bhd, AremisSoft Norway AS, Fourth Shift South Asia Pacific (S) Pte Ltd, AremisSoft Switzerland and SoftBrands Europe, collectively, the "AremisSoft Settling Parties," and without AremisSoft, the "SoftBrands Payment Parties");

"AND" AREMISSOFT AUSTRALIA PTY. LIMITED, an Australian corporation; AREMISSOFT HOSPITALITY (US), INC., a Delaware corporation; AREMISSOFT (HK) CORPORATION LIMITED, a Hong Kong corporation; AREMISSOFT HOSPITALITY (M) SDN. BHD. F/K/A IMPACT LEVEL (M) SDN. BHD., a Malaysian corporation; AREMISSOFT HOSPITALITY (SINGAPORE) PTE LTD F/K/A LATIN AMERICA ONE PTE LTD, a Singapore corporation; and META HOSPITALITY (UK) (collectively, the "AremisSoft Transferring Parties");

                                      AND

         VERSO TECHNOLOGIES, INC. F/K/A ELTRAX SYSTEMS, INC., a Minnesota corporation ("Verso"); ELTRAX INTERNATIONAL INC., a Pennsylvania corporation; ELTRAX SYSTEMS (AUSTRALIA) PTY. LTD., an Australian corporation; ELTRAX SYSTEMS PTY. LIMITED, a Hong Kong corporation; ELTRAX SYSTEMS SDN. BHD., a Malaysian Corporation; ELTRAX SCANDINAVIA AS, a Norwegian corporation; ELTRAX SYSTEMS PTE. LTD., a Singapore corporation; ELTRAX AG, a Swiss corporation ("Eltrax Switzerland"); ELTRAX HOLDINGS


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AG, a Swiss corporation ("Eltrax Holdings"); and ELTRAX UK LIMITED ("Eltrax
UK"), an English corporation (collectively, the "Verso Settling Parties").

                                    RECITALS

         WHEREAS, AremisSoft (as Purchaser) and Verso and Eltrax Hospitality Group, Inc. (as Sellers) entered into that certain Agreement for the Purchase and Sale of Assets dated September 28, 2000 and the side letter among the parties dated October 18, 2000 (together, the "Master Purchase Agreement"); and

         WHEREAS, AremisSoft and AremisSoft Australia Pty Limited (as Purchasers) and Eltrax Systems (Australia) Pty. Ltd. (as Vendor) and Eltrax International Inc. and Verso (as Warrantors) entered into that certain Deed of Sale and Purchase of Business dated December 31, 2000 (the "Australia Purchase Agreement"); and

         WHEREAS, AremisSoft Hospitality (as Purchaser) and Eltrax Group, Inc. and Verso (as Sellers) entered into that certain Agreement for the Purchase and Sale of Assets and Liabilities dated December 8, 2000, relating to assets and liabilities of Eltrax Group, Inc.'s Belgian Branch (the "Belgium Purchase Agreement"); and

         WHEREAS, AremisSoft and AremisSoft (HK) Corporation Limited (as Purchasers) and Eltrax Systems PTY Limited, Eltrax International Inc., and Verso (as Sellers) entered into that certain Asset Sale and Purchase Agreement dated December 19, 2000 (the "Hong Kong Purchase Agreement"); and

         WHEREAS, AremisSoft and AremisSoft Hospitality (M) Sdn. Bhd. f/k/a Impact Level (M) SDN. BHD. (as Purchasers) and Eltrax Systems SDN. BHD., Eltrax


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International Inc., and Verso (as Sellers) entered into that certain Asset Sale
Agreement dated December 5, 2000 (the "Malaysia Purchase Agreement"); and

         WHEREAS, AremisSoft Norway AS (as Purchaser) and Eltrax Scandinavia AS (as Seller) entered into that certain Agreement for the Purchase and Sale of Assets dated October 18, 2000 (the "Norway Purchase Agreement"); and

         WHEREAS, AremisSoft and AremisSoft Hospitality (Singapore) Pte Ltd f/k/a Latin America One PTE LTD (as Purchasers) and Verso and Eltrax Systems PTE LTD (as Sellers) entered into that certain Agreement for the Purchase and Sale of Assets dated December 18, 2000 (the "Singapore Purchase Agreement"); and

         WHEREAS, AremisSoft and AremisSoft Switzerland (as Purchasers) and Eltrax AG, Eltrax Holdings AG, and Verso (as Sellers) entered into that certain Agreement for the Purchase and Sale of Assets dated October 26, 2000 (the "Switzerland Purchase Agreement"); and

         WHEREAS, META Hospitality (UK) (as Purchaser) and Eltrax UK (as Seller) and AremisSoft and Verso (as Guarantors) entered into that certain Asset Sale and Purchase Agreement dated November 8, 2000 (the "UK Purchase Agreement," and, together with the Australia Purchase Agreement, Belgium Purchase Agreement, Hong Kong Purchase Agreement, Malaysia Purchase Agreement, Norway Purchase Agreement, Singapore Purchase Agreement and Switzerland Purchase Agreement, collectively the "Foreign Purchase Agreements"); and

         WHEREAS, pursuant to the Master Purchase Agreement and the Foreign Purchase Agreements, the AremisSoft Settling Parties purchased from the Verso Settling


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Parties substantially all of the assets and assumed substantially all of the liabilities of Verso's hospitality division (the "Transaction"); and

         WHEREAS, Verso and AremisSoft Hospitality entered into that certain Consulting Agreement dated March 1, 2001 (the "Consulting Agreement"); and

         WHEREAS, AremisSoft Hospitality is a party to (i) that certain International Distribution Agreement dated October 18, 2000, with Senercomm, Inc., a former subsidiary of Verso (the "Senercomm Distribution Agreement");
(ii) that certain International Distribution Agreement dated October 18, 2000, with Squirrel Systems, Inc., a former subsidiary of Verso (the "Squirrel Distribution Agreement"); and (iii) that certain side letter agreement dated November 3, 2000, relating to the Squirrel Distribution Agreement (the "Squirrel Side Letter", and together with the Senercomm Distribution Agreement and the Squirrel Distribution Agreement, the "Ancillary Agreements"); and

         WHEREAS, effective as of December 31, 2001, SoftBrands Hospitality, a wholly owned subsidiary of SoftBrands, a wholly owned subsidiary of AremisSoft, acquired all the assets and certain of the liabilities of AremisSoft Hospitality, including all of AremisSoft Hospitality's rights under the Belgium Purchase Agreement, the Consulting Agreement and the Ancillary Agreements (the assignment of all rights under the Belgium Purchase Agreement, the Consulting Agreement and the Ancillary Agreements pursuant to such acquisition, the "SoftBrands Hospitality Assignment"); and

         WHEREAS, effective as of December 31, 2001, eStar-Solutions (Aust) Pty Ltd, acquired all the assets and certain of the liabilities of AremisSoft Australia Pty. Limited, including all of AremisSoft Australia Pty. Limited's rights under the Australia Purchase


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Agreement (the assignment of all rights under the Australia Purchase Agreement pursuant to such acquisition, the "Australia Assignment"); and

         WHEREAS, effective as of December 31, 2001, SoftBrands International acquired all the assets and certain of the liabilities of AremisSoft (HK) Corporation Limited, including all of AremisSoft (HK) Corporation Limited's rights under the Hong Kong Purchase Agreement (the assignment of all rights under the Hong Kong Purchase Agreement pursuant to such acquisition, the "Hong Kong Assignment"); and

         WHEREAS, effective as of December 31, 2001, Fourth Shift Corporation Sdn Bhd acquired all the assets and certain of the liabilities of AremisSoft Hospitality (M) Sdn. Bhd., including all of AremisSoft Hospitality (M) Sdn. Bhd.'s rights under the Malaysia Purchase Agreement (the assignment of all rights under the Malaysia Purchase Agreement pursuant to such acquisition, the "Malaysia Assignment"); and

         WHEREAS, effective as of December 31, 2001, SoftBrands Europe acquired all the assets and certain of the liabilities of META Hospitality (UK), including all of META Hospitality (UK)'s rights under the UK Purchase Agreement (the assignment of all rights under the UK Purchase Agreement pursuant to such acquisition, the "UK Assignment"); and

         WHEREAS, effective as of December 31, 2001, Fourth Shift South Asia Pacific (S) Pte Ltd acquired all the assets and certain of the liabilities of AremisSoft Hospitality (Singapore) Pte Ltd, including all of AremisSoft Hospitality (Singapore) Pte Ltd's rights under the Singapore Purchase Agreement (the assignment of all rights under the Singapore Purchase Agreement pursuant to such acquisition, the "Singapore Assignment," such assignment, together with the SoftBrands Hospitality Assignment, the


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Australia Assignment, the Hong Kong Assignment, the Malaysia Assignment and the
UK Assignment, the "SoftBrands Assignments"); and

         WHEREAS, effective December 31, 2001, each of Eltrax Hospitality Group, Inc. and Eltrax Group, Inc. merged with and into Eltrax International, Inc.; and

         WHEREAS, AremisSoft filed a voluntary petition for relief under Chapter 11 of Title 11 of the U.S. Bankruptcy Code on March 15, 2002; and

         WHEREAS, following the closing of the Transaction, the Consulting Agreement, and the Ancillary Agreements, certain post transaction disputes arose between the AremisSoft Settling Parties and the Verso Settling Parties related to the terms of the Master Purchase Agreement, the Foreign Purchase Agreements, the Consulting Agreement, and/or the Ancillary Agreements as applicable; and

         WHEREAS, in accordance with the terms and conditions set forth in this Stipulation, it is the desire of the AremisSoft Settling Parties and the Verso Settling Parties to settle all claims and disputes related directly or indirectly to the Master Purchase Agreement, the Foreign Purchase Agreements, the Consulting Agreement, and/or the Ancillary Agreements specifically, and the Transaction generally.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, and releases set forth in this Stipulation and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

         IT IS AGREED, by and between the undersigned, as follows:

         1.       PAYMENTS TO THE AREMISSOFT SETTLING PARTIES.

         (a) CASH PAYMENT. The Verso Settling Parties shall pay the SoftBrands Payment Parties the sum of TWO HUNDRED TWENTY-FIVE THOUSAND AND


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00/100 DOLLARS ($225,000.00) (the "Cash Settlement Amount"). The Cash Settlement
Amount shall be paid by the Verso Settling Parties to the SoftBrands Payment Parties in accordance with the provisions of Section 2 of this Stipulation in a single wire transfer to "SoftBrands, Inc." pursuant to the specific wire transfer instructions to be provided to the Verso Settling Parties by the SoftBrands Payment Parties following the execution of two originals of this Stipulation by the AremisSoft Settling Parties and the Verso Settling Parties;

         (b)      PRIVATE PLACEMENT OF VERSO COMMON STOCK

         (i) Verso shall issue to SoftBrands 65,000 shares of Verso common stock (the "Shares") in a private placement pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder, subject to the provisions of Section 2 of this Stipulation.

         (ii) Verso's issuance of the Shares is made in reliance on the following representations and warranties by SoftBrands:

                  (A) SoftBrands is acquiring the Shares for its own account with the present intention of holding the Shares for purposes of investment, has no intention of selling the Shares in a public distribution in violation of the federal securities laws or any applicable state securities laws, and acknowledges that each certificate for Shares acquired hereunder will be imprinted with a legend in substantially the following form:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON _________, 2002, AND HAVE NOT BEEN


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                           REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                           AMENDED (THE "SECURITIES ACT") AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH SALE, TRANSFER, OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT;

                  (B) SoftBrands has the financial ability to bear the economic risk of an investment in the Shares, has adequate means of providing for its current needs and business contingencies, has no need for liquidity in such investment and could afford a complete loss of such investment;

                  (C) SoftBrands is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act;

                  (D) SoftBrands' overall commitment to investments that are not readily marketable is not disproportionate to its net worth and its investment in Verso will not cause such overall commitment to become excessive;

                  (E) SoftBrands has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares;

                  (F) SoftBrands expressly acknowledges receipt of a copy of Verso's Annual Report on Form 10-K for the year ended December 31, 2001 (the "10-K") and acknowledges and agrees that SoftBrands


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                           has read and understood the terms and conditions set
                           forth in the 10-K;

                  (G) SoftBrands has been given full opportunity to ask questions of and to receive answers from Verso's representatives concerning the terms and conditions of the investment and Verso's business and such other information as it desires in order to evaluate an investment in the Shares;

                  (H) SoftBrands understands that the Shares have not been registered under the Securities Act or the securities laws of any state, and are being issued in reliance upon specific exemptions from registration thereunder, and SoftBrands agrees that the Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except pursuant to (i) a registration statement with respect to such securities that is effective under the Securities Act and under the securities act of any relevant state, (ii) Rule 144 under the Securities Act, or (iii) any other exemption from registration under the Securities Act and under the securities act of any relevant state relating to the disposition of securities, provided that an opinion of counsel is furnished, reasonably satisfactory in form and substance to Verso, that an exemption from the registration requirements of the Securities Act and such state act is available. SoftBrands understands the legal consequences of the


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                           foregoing to mean that it may be required to bear the
                           economic risk of its investment of the Shares for an indefinite period of time; and

                  (I) SoftBrands understands that no federal or state agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the Shares.

         (iii) All of the representations and warranties of SoftBrands contained in this Section 1(b) will survive the issuance of the Shares regardless of any investigation made by any of the AremisSoft Settling Parties or on their behalf. Nothing herein shall imply any duty on SoftBrands after the issuance of the Shares to update any of the representations or warranties made in this Section 1(b).

         2. BANKRUPTCY COURT APPROVAL; TIMING OF PAYMENTS AND EFFECTIVENESS OF RELEASES. The terms of this Stipulation are not binding upon the parties until the above-referenced Court has approved the terms of this Stipulation and authorized AremisSoft to enter into and perform according to these terms. The Verso Settling Parties agree to support and not to object to the approval of the Stipulation herein to the extent that the Stipulation is not modified or otherwise amended. Upon approval of the Stipulation by the Court, the Verso Settling Parties shall deliver to SoftBrands a certificate representing the Shares within 10 calendar days. Within such 10 day period, Verso shall pay to SoftBrands the Cash Settlement Amount by wire transfer of immediately available funds as provided in Section 1(a) hereof. The releases set forth in Sections 3, 4, 5(a) and 5(b) of this Stipulation shall not be effective until this Stipulation


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is approved by the Court and the SoftBrands Payment Parties have received the
Cash Settlement Amount and Shares (the "Releases Effective Date").

         3.       RELEASE OF THE VERSO SETTLING PARTIES. Except as provided in
Section 8 hereof, the AremisSoft Settling Parties and the AremisSoft Transferring Parties, for and on behalf of themselves, their respective parents, affiliates, subsidiaries, and related companies, if any, and their respective owners, shareholders, officers, directors, employees, agents, assigns, representatives, attorneys, administrators and successors hereby do release, acquit, and forever discharge the Verso Settling Parties and their respective parents, affiliates, subsidiaries, and related companies, if any, and their respective current and former directors, officers, agents, attorneys, servants, representatives, employees, related entities, and insurers of such persons or entities, including, but not limited to, the officers and directors listed in the Annual Report on Form 10-K for Verso for the year ended December 31, 2001 (collectively, the "Released Verso Settling Parties"), of and from any and all torts, actions, causes of action, liabilities, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, guaranties, promises, damages, judgments, claims and demands whatsoever, in law or in equity (collectively, "Claims"), whether direct or indirect, fixed or contingent, known or unknown, asserted or unasserted, suspected or unsuspected, which the AremisSoft Settling Parties or the AremisSoft Transferring Parties may now have or hereafter have or claim to have against the Released Verso Settling Parties for, upon, or by reason of any matter, cause or thing whatsoever arising out of, in connection with, or in any way related to, the Transaction, including, but not limited to, all Claims under the Master Purchase Agreement, the Foreign Purchase


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Agreements, the Consulting Agreement, and the Ancillary Agreements, and all
Claims for cash received by the Verso Settling Parties to which any of the AremisSoft Settling Parties or the AremisSoft Transferring Parties would otherwise be entitled in respect of accounts receivable, customer payments, customer prepayments, and the like, in each case whether the Claims arise prior to or after the Releases Effective Date, but excluding any Claim asserted or which may be asserted by the AremisSoft Settling Parties or the AremisSoft Transferring Parties under any provision of any of the Master Purchase Agreement, the Foreign Purchase Agreements, the Consulting Agreement or any of the Ancillary Agreements, which provisions relate to (i) noncompetition or non-solicitation by any Verso Settling Party, (ii) the enforcement, specific performance or survival of any such provision, or (iii) the governing law, dispute resolution procedure or damage or other compensation provisions applicable to the enforcement or adjudication of any such provision.

         4. RELEASE OF THE AREMISSOFT SETTLING PARTIES AND THE AREMISSOFT TRANSFERRING PARTIES. Except as provided in Section 8 hereof, the Verso Settling Parties, for and on behalf of themselves, their respective parents, affiliates, subsidiaries, and related companies, if any, and their respective owners, shareholders, officers, directors, employees, agents, assigns, representatives, attorneys, administrators and successors hereby do, release, acquit, and forever discharge the AremisSoft Settling Parties, the AremisSoft Transferring Parties, and their respective parents, affiliates, subsidiaries, and related companies, if any, and their respective current and former directors, officers, agents, attorneys, servants, representatives, employees, related entities, and insurers of such persons or entities, including, but not limited to, the officers and directors of the


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AremisSoft Settling Parties (collectively, the "Released AremisSoft Settling
Parties"), of and from any and all Claims whether direct or indirect, fixed or contingent, known or unknown, asserted or unasserted, suspected or unsuspected, which the Verso Settling Parties may now have or hereafter have or claim to have against the Released AremisSoft Settling Parties for, upon, or by reason of any matter, cause or thing whatsoever arising out of, in connection with, or in any way related to, the Transaction, including, but not limited to, all Claims under the Master Purchase Agreement, the Foreign Purchase Agreements (including, but not limited to, Claims arising under the UK Purchase Agreement and specifically referenced in Sections 5(a) and 5(b) of this Stipulation), the Consulting Agreement, and the Ancillary Agreements, and all Claims for cash received by the AremiSoft Settling Parties to which the Verso Settling Parties would otherwise be entitled in respect to accounts receivable, customer payments, customer prepayments, and the like, in each case whether the Claims arise prior to or after the Releases Effective Date, but excluding any Claim asserted or which may be asserted by the Verso Settling Parties under the Master Purchase Agreement or any of the Foreign Purchase Agreements arising out of, in connection with, or in any way related to a Released AremisSoft Settling Party's failure to pay and/or discharge in full any of the Assumed Liabilities (as defined in the Master Purchase Agreement) or any liabilities assumed by the AremisSoft Settling Parties pursuant to the Foreign Purchase Agreements (other than the obligations in respect of the Croydon Lease (as defined below) as provided in Section 5 below).

         Within 10 days of the Releases Effective Date, the Verso Settling Parties agree to, and will, withdraw any and all claims filed against AremisSoft Corporation in its bankruptcy case styled In re AremisSoft Corporation, Case No. 02-32621 (JAP) filed in


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the United States District Court for the District of New Jersey, and the Verso
Settling Parties agree that any liabilities underlying such claims have been released pursuant to this Section 4.

         5. SPECIFIC RELEASES AND INDEMNIFICATION RELATING TO CROYDON LEASE OBLIGATIONS OF AREMISSOFT.

         (a) CROYDON LEASE OUTGOINGS OBLIGATION. As further clarification of the release set forth in Section 4 hereof under English law (as provided in Section 18 hereof) and not in addition thereto or in lieu thereof, AremisSoft and META Hospitality (UK), SoftBrands Europe and Verso and Eltrax UK agree that all unpaid sums owed by AremisSoft to Eltrax UK as of December 31, 2001 in connection with that certain lease dated November 25, 1987 (the "Croydon Lease") with respect to the leasehold interest in Suite 2, Metropolitan House, 38-40 High Street, Croydon, England (the "Croydon Premises") under the UK Purchase Agreement or otherwise (collectively, the "Croydon Lease Outgoings Obligations") shall be extinguished as of the execution of this Stipulation and Verso and Eltrax UK agree that AremisSoft and for the avoidance of doubt, META Hospitality
(UK) and SoftBrands Europe (although it is acknowledged that META Hospitality
(UK) and SoftBrands Europe have no obligation in respect of the Croydon Lease and the Croydon Premises), are fully and effectively released from the Croydon Lease Outgoings Obligations as of the Releases Effective Date.

         (b) EXTINGUISHMENT OF ALL AREMISSOFT'S FUTURE CROYDON LEASE OBLIGATIONS. As further clarification of the release set forth in Section 4 hereof under English law (as provided in Section 18 hereof) and not in addition thereto or in lieu thereof, AremisSoft, and SoftBrands Europe and META Hospitality (UK) and Verso and


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Eltrax UK hereby agree that AremisSoft, and for the avoidance of doubt, META
Hospitality (UK) and SoftBrands Europe (although it is hereby acknowledged that META Hospitality (UK) and SoftBrands Europe have no obligations under clause 17 of the UK Purchase Agreement), are fully and effectively released from any and all liability and obligations contained in clause 17 of the UK Purchase Agreement including specifically, but not limited to, the liability and obligations of AremisSoft pursuant to clauses 17.1.1, 17.1.5 and 17.1.6 of the UK Purchase Agreement (including the indemnity under clause 17.1.5) and the provisions of clause 9.5 of the UK Purchase Agreement.

         (c) CROYDON LEASE INDEMNIFICATION. Verso agrees to indemnify, defend and hold harmless AremisSoft, and SoftBrands Europe, META Hospitality
(UK) and the current Directors of Eltrax UK (David Jones and John Picardi) who are now additionally employees of SoftBrands Hospitality (collectively, the "Indemnified Persons") for, from and against any and all claims, liabilities, losses, costs and/or expenses that any of the Indemnified Persons may suffer or for which any of the Indemnified Persons may become liable and that are based on, result from, arise out of or otherwise are in any way related to any of the obligations due and owing under or in respect of the Croydon Lease or the Croydon Premises.

         6. COVERAGE OF RELEASES. The AremisSoft Settling Parties, the AremisSoft Transferring Parties and the Verso Settling Parties acknowledge that the releases set forth in Sections 3, 4, 5(a), and 5(b) of this Stipulation do not extend to rights and obligations of such parties arising out of this Stipulation, the Software License Agreement dated October 18, 2000, or the Payment and Performance Guaranty and Acknowledgment of


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

Assignment dated as of December 31, 2001, and made and given by AremisSoft to Verso, or to any obligation of either the AremisSoft Settling Parties or the Verso Settling Parties to any party that is not a party to this Stipulation. The AremisSoft Settling Parties and the Verso Settling Parties hereby further acknowledge that the releases set forth in Sections 3, 4, 5(a), and 5(b) of this Stipulation were not made in reliance on any representation or warranty made by any of the AremisSoft Settling Parties or the Verso Settling Parties prior to the latest date appearing on the signature pages of this Stipulation, and that they are aware that they or their attorneys may currently know of, or hereafter discover, Claims or facts in addition to or different from those that they now know or believe to exist with respect to the subject matter of this Stipulation, but that it is their intention that the releases set forth in Sections 3, 4, 5(a), and 5(b) shall apply to all such Claims or facts.

         7. CONSENT TO THE SOFTBRANDS ASSIGNMENTS. Each of the Verso Settling Parties, as evidenced by such party's execution of this Stipulation, hereby (i) acknowledges, agrees to and grants its consent to the assignment, transfer and conveyance according to the terms of the Foreign Purchase Agreements, the Consulting Agreement and the Ancillary Agreements by AremisSoft Hospitality or its respective affiliate, as the case may be, to SoftBrands Hospitality or its respective affiliate, as the case may be, of all right, title and interest of AremisSoft Hospitality or its respective affiliate, as the case may be, to and under the Foreign Purchase Agreements, the Consulting Agreement and the Ancillary Agreements, including but not limited to the right, title and interest of AremisSoft Hospitality or its respective affiliate, as the case may be, to any ancillary agreements thereto; (ii) consents to and acknowledges the


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

SoftBrands Assignments, and agrees that any obligations of any of the Verso Settling Parties to AremisSoft Hospitality or its respective affiliate, as the case may be, under any of the Foreign Purchase Agreements, the Consulting Agreement and the Ancillary Agreements shall inure to the benefit of SoftBrands Hospitality or any its respective affiliates, as the case may be, effective as of December 31, 2001; and (iii) waives any rights it may have arising from the absence of any such party's prior acceptance of the foregoing assignment, prior assumption and agreement related thereto and prior grant of consent to any and all of the transactions contemplated by the any of the Foreign Purchase Agreements, the Consulting Agreement and the Ancillary Agreements.

         8. MONIES DUE AND SERVICES PERFORMED UNDER WORK ORDER. The AremisSoft Settling Parties and the Verso Settling Parties agree that the releases set forth in Section 3 and 4 hereof shall not effect or apply to moneys owed and services performed by the parties under that certain work order dated January 10, 2002 (#011002). The provisions of this Section 8 have no impact on the Cash Settlement Amount set forth in Section 1(a) of this Stipulation.

         9. ASSIGNMENT OF LICENSE. For and in consideration of the releases set forth in Section 4 hereof, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Verso Settling Parties hereby assign, transfer, set over and deliver to the SoftBrands Payment Parties (or any one of them) and their successors and assigns all of the Verso Settling Parties' right, title and interest in and to that certain software license number 12082102 covering Microsoft Exchange CAL 5.5 English OLP A (SKU 381-01033) (100 copies) and Microsoft Exchange Svr. Ent. 5.5 English PUP OLP A/Exch. Svr. (SKU 395-01111)(one copy)(collectively, the

"License"). In consideration of the assignment of the License, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the SoftBrands Payment Parties hereby assume and agree to perform and be bound by all of the terms, covenants and conditions of the License.

         10. AGREEMENT TO COOPERATE. The AremisSoft Settling Parties, and in particular, John Picardi, agree to cooperate as requested by the Verso Settling Parties (a) in the completion, signing and execution of any documents necessary to facilitate the dissolution of, or the taking of other corporate action by, one or more of the Verso Settling Parties' foreign subsidiaries for which John Picardi, or any other AremisSoft employee is a director or officer, and (b) to provide information and other reasonable assistance as may be requested by the Verso Settling Parties, and in particular Eltrax Systems (Australia) Pty. Ltd., in the litigation with Darc Rasmussen.

         11. MUTUAL NON-DISPARAGEMENT AGREEMENT. The AremisSoft Settling Parties agree that they will not disparage and/or defame any of the Released Verso Settling Parties. The Verso Settling Parties agree that they will not disparage and/or defame any of the Released AremisSoft Settling Parties.

         12. GUARANTY OF SOFTBRANDS. SoftBrands hereby absolutely, unconditionally and irrevocably guarantees to the Verso Settling Parties the prompt payment and performance of the obligations of any AremisSoft Transferring Party under any Foreign Purchase Agreement (such obligations, the "Obligations"). SoftBrands acknowledges that the guaranty provided pursuant to this Section 12 (the "Guaranty") is an absolute, unconditional, irrevocable and continuing guaranty of payment and performance of the Obligations, and that the obligations of SoftBrands under this Section 12 shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment in full or performance, as applicable, of the Obligations.

         13. CONTRACT INTERPRETATION. Each of the undersigned parties and their counsel have reviewed this Stipulation. The undersigned parties agree that the normal rules of contract construction, to the effect that any ambiguities are to be resolved against the drafting party, shall not be employed in the interpretation of this document.

         14. COMPLETE AGREEMENT. The AremisSoft Settling Parties and the Verso Settling Parties agree that there are no covenants, promises, undertakings, or understandings outside of this Stipulation except as set forth specifically herein. Any modification of, or addition to this Stipulation must be in writing, signed by all undersigned parties.

         15. KNOWING AND VOLUNTARY AGREEMENT. Each party hereto acknowledges that it has entered into this Stipulation knowingly and voluntarily with the representation of counsel in connection with the negotiation and preparation of this Stipulation.

         16. EXECUTION OF STIPULATION. This Stipulation may be executed in counterparts, each of which shall be deemed an original and shall be deemed duly executed upon the signing of the counterparts by the parties.

         17. COSTS AND ATTORNEYS' FEES. The undersigned parties shall each bear their own costs, expenses and attorneys' fees incurred in connection with their disputes and the negotiation and drafting of this Stipulation.

         18. GOVERNING LAW. This Stipulation shall be governed by, and interpreted in accordance with, the laws of the State of Georgia except that with respect to any provisions of this Stipulation relating to the Croydon Lease and the Croydon Premises (in particular Section 5 of this Stipulation), this Stipulation and the releases set forth in Sections 5(a) and 5(b) shall be governed by and construed in accordance with the laws of England and AremisSoft, META Hospitality (UK) Limited, Verso, and Eltrax UK agree to submit to the non-exclusive jurisdiction of the English courts with respect thereto.

Dated: May 25, 2002                    AremisSoft Corporation



                                       By /S/ D.G. Latzke
                                         --------------------------------------
                                         Its  CFO
                                            -----------------------------------

Dated: May 25, 2002                    eStar-Solutions (Aust) Pty Ltd



                                       By /s/ D.G. Latzke
                                         --------------------------------------
                                         Its   Director
                                            -----------------------------------



                                       By /s/ R B Tofteland
                                         --------------------------------------
                                         Its   Director
                                            -----------------------------------

Dated: May 25, 2002                    SoftBrands Hospitality, Inc.



                                       By /s/ D.G. Latzke
                                         --------------------------------------
                                         Its  CFO
                                            -----------------------------------

Dated: May 25, 2002                    SoftBrands, Inc.



                                       By  /s/ D.G. Latzke
                                         --------------------------------------
                                         Its  CFO
                                            -----------------------------------

Dated: May 25, 2002                    SoftBrands International, Inc.



                                       By /s/ D.G. Latzke
                                         --------------------------------------
                                         Its  CFO
                                            -----------------------------------

Dated: May 25, 2002                    Fourth Shift Corporation Sdn Bhd



                                       By /s/ D.G. Latzke
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------

Dated: May 30, 2002                    AremisSoft Norway AS



                                       By /s/ Arvid Dahm
                                         --------------------------------------
                                         Its  Chairman of the Board of Directors
                                            -----------------------------------



Dated: May 25, 2002                    Fourth Shift South Asia Pacific (S) Pte
                                       Ltd



                                       By /s/ D.G. Latzke
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------

Dated: June 21, 2002                   AremisSoft Hospitality (Switzerland)
                                       GmbH



                                       By /s/ Bernard Mantel
                                         --------------------------------------
                                         Its Geschaftsfuhrer
                                            -----------------------------------

Dated: May 25, 2002                    Executed as a Deed by SoftBrands Europ
                                       Limited acting:



                                       By /s/ D.J. Meek
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------



                                       By /s/ Peter Francis
                                         --------------------------------------
                                         Its  Director/Secretary
                                            -----------------------------------

Dated: June 18, 2002                   AremisSoft Australia Pty. Limited



                                       By /s/ Christopher Gribble
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------

Dated: May 28, 2002                    AremisSoft Hospitality (US), Inc.



                                       By /s/ John Picardi
                                         --------------------------------------
                                         Its  John Picardi -- Vice President
                                            -----------------------------------

Dated: May 25, 2002                    AremisSoft (HK) Corporation Limited



                                       By /s/ D. G. Latzke
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------

Dated: June 3, 2002                    AremisSoft Hospitality (M) Sdn. Bhd.
                                       f/k/a Impact Level (M) SDN. BHD.



                                       By /s/ Tan Chew Kim
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------

Dated: May 25, 2002                    AremisSoft Hospitality (Singapore) Pte
                                       Ltd f/k/a Latin America One PTE LTD



                                       By /s/ D. G. Latzke
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------

Dated: June 20, 2002                   Executed as a Deed by META
                                       Systems Hospitality (UK) Limited acting:



                                       By /s/ Michael Preston
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------



                                       By /s/ D.J. Meek
                                         --------------------------------------
                                         Its  Secretary
                                            -----------------------------------

Dated: June 3, 2002                    Verso Technologies, Inc. f/k/a Eltrax
                                       Systems, Inc.



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Executive Vice President
                                            -----------------------------------

Dated: June 3, 2002                    Eltrax International Inc.



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Director and Authorized Signatory
                                            -----------------------------------

Dated: June 3, 2002                    Eltrax Systems (Australia) Pty. Ltd.



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Authorized Signatory
                                            -----------------------------------

Dated:  July 19, 2002                 Eltrax Systems Pty. Limited



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Authorized Signatory
                                            -----------------------------------

Dated: July 19, 2002                   Eltrax Systems SDN. BHD.



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Authorized Signatory
                                            -----------------------------------

Dated: June 3, 2002                    Eltrax Scandinavia AS



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Authorized Signatory
                                            -----------------------------------

Dated: June 3, 2002                    Eltrax Systems Pte. Ltd



                                       By /s/ Juliet M. Reising
                                         --------------------------------------
                                         Its Director
                                            -----------------------------------

Dated: May 24, 2002                    Eltrax AG



                                       By /s/ Authorized Signatory
                                         --------------------------------------
                                         Its Liquidator
                                            -----------------------------------

Dated: May 24, 2002                    Eltrax Holdings AG



                                       By /s/ Authorized Signatory
                                         --------------------------------------
                                         Its Liquidator
                                            -----------------------------------

Dated: June 26, 2002                   Executed as a Deed by Eltrax UK
                                       Limited acting:



                                       By /s/ David Jones
                                         --------------------------------------
                                         Its  Director
                                            -----------------------------------



                                       By /s/ John Wilkenson
                                         --------------------------------------
                                         Its  Secretary
                                            -----------------------------------